PRUDENTIAL LOAN NO. 706107618

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this “Agreement”) is made as of the      day of October, 2007, by and between HINES REIT ONE WILSHIRE LP, a Delaware limited partnership (“Borrower”), having an office c/o Hines Interests Limited Partnership, 2800 Post Oak Boulevard, Houston, Texas 77056, and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (“Lender”), having an office at 2200 Ross Avenue, Suite 4900-E, Dallas, Texas 75201.

R E C I T A L S:

A. Borrower is the sole owner of the premises described in Exhibit A attached hereto and incorporated herein (collectively, the “Property”);

B. Lender has made a loan to Borrower in the aggregate principal sum of One Hundred Fifty-Nine Million Five Hundred Thousand and No/100 Dollars ($159,500,000.00) (the “Loan”), which Loan is evidenced by that certain Promissory Note of even date herewith in the original principal amount of $159,500,000.00 made by Borrower in favor of Lender (the “Note”), which Note is secured by, among other things, that certain Deed of Trust and Security Agreement dated as of the date of this Agreement (the “Instrument”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Instrument;

C. Lender is willing to make the Loan to Borrower only if Borrower enters into this Agreement; and

D. Borrower enters into this Agreement to induce Lender to make the Loan.

A G R E E M E N T:

IN CONSIDERATION of the principal sum of the Note and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

1. Instrument Incorporated. The terms and conditions of the Instrument are incorporated into this Agreement as if fully set forth in this Agreement.

2. Indemnification. Borrower covenants and agrees, at its sole cost and expense, to protect, defend, indemnify, release and hold any or all of the Indemnified Parties harmless from and against any and all Losses imposed on, incurred by or asserted against the Indemnified Parties, directly or indirectly, arising out of or in connection with any one or more of the following: (a) the presence of any Hazardous Materials affecting the Property (“affecting the Property” in this Agreement shall have the same meaning as in the Instrument); (b) any past, present, future or threatened Release of Hazardous Materials affecting the Property; (c) any activity by any Borrower, person affiliated with any Borrower (“Affiliate”), Tenant or other user of the Property in connection with any O&M Plan or any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, handling, transfer or transportation to or from the Property, or removal of any Hazardous Materials at any time affecting the Property; (d) any activity by any Borrower, Affiliate, Tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Materials at any time affecting the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including (“including” in this Agreement shall have the same meaning as in the Instrument) any removal, remedial or corrective action, penalties or fines; (e) any past, present, future or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property or operations thereon, including any failure by any Borrower, Affiliate, Tenant or other user of the Property to comply with any order of any governmental authority related thereto; (f) the actual or threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present, future or threatened injury to, destruction of, or loss of natural resources in any way connected with the Property, including costs to investigate and assess such injury, destruction or loss; (i) any acts of any Borrower, Affiliate, Tenant or other user of the Property in arranging for disposal or treatment of Hazardous Materials affecting the Property at any facility or incineration vessel containing such or similar Hazardous Materials affecting the Property, including arrangements with any transporter; (j) any acts of any Borrower, Affiliate, Tenant or other user of the Property in accepting any Hazardous Materials for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Material which causes the incurrence of costs for Remediation of any Hazardous Materials affecting the Property; (k) any personal injury, wrongful death, property or other damage from Hazardous Materials or violations of Environmental Laws arising under any statutory, common law or tort law theory, including damages assessed for trespass or for private or public nuisance or for operation of an abnormally dangerous activity on the Property or adjacent to the Property; and (l) any misrepresentation, inaccurate representation or warranty, material breach or failure to perform under the provisions of this Agreement or of Section 3.12 of the Instrument. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify the Indemnified Parties if Borrower can conclusively prove that (1) the contamination of the Property was caused solely by actions, conditions, or events that occurred after the date Lender (or any purchaser at a foreclosure sale) actually acquired title to the Property and (2) the contamination of the Property was not caused by, contributed to, enhanced, or exacerbated by the direct or indirect actions or inactions of Borrower, any partner(s) of Borrower, any partner(s) of any partner(s) of Borrower, any members of Borrower or any officers, members, shareholders, employees, or agents of Borrower. In addition, notwithstanding anything herein or in any of the Documents to the contrary, Borrower shall not be obligated to indemnify any Third Party Purchaser that acquires title to the Property through a foreclosure sale for any Losses described above if, prior to such foreclosure sale, Borrower shall deliver to Lender an environmental site assessment report(s) issued to Lender and such Third Party Purchaser, prepared in accordance with the Guidelines and reflecting no environmental risks associated with the Property that were not reflected in the original Environmental Reports with respect to the Property delivered to Lender in connection with the closing of the Loan, and which Lender reasonably expects could cause one or more of the Losses described above. For purposes hereof, a “Third Party Purchaser” shall mean any Person that is not the Lender, any prior owner or holder of the Note, any existing or prior servicer of the Loan, any Trustee, the officers, directors, shareholders, partners, members, employees and trustees of any of the foregoing, or the heirs, legal representatives, affiliates and corporate successors of each of the foregoing, and “Guidelines” shall mean the so-called “Prudential Guidelines and Report Requirements,” including guidelines for survey, asbestos report, environmental report, engineering and physical inspection requirements, ERISA Certifications and Indemnities, and the like, then most currently incorporated in Lender’s standard form of first mortgage loan application.

3. Duty to Defend, Attorneys and Other Fees and Expenses. Upon request, Borrower shall defend the Indemnified Parties (in Borrower’s or the Indemnified Parties’ name) against any claim asserted against the Indemnified Parties using attorneys and other professionals selected by Borrower and approved by Lender. Notwithstanding the foregoing, the Indemnified Parties may, in their sole discretion, engage their own attorneys and professionals to defend or assist them at the expense of the Indemnified Parties; provided, however, if, in the reasonable judgment of the Indemnified Parties, (i) the defense or assistance is not proceeding or being conducted in a satisfactory manner or (ii) there is a conflict of interest between Borrower and any of the Indemnified Parties, such defense or assistance shall be at Borrower’s expense and the Indemnified Parties may elect that their attorneys shall control the resolution of such claims or proceedings. Without limiting the foregoing, upon demand, Borrower shall pay or, in the sole discretion of the Indemnified Parties, reimburse and/or indemnify the Indemnified Parties for all Costs imposed on, incurred by, or asserted against the Indemnified Parties by reason of any items set forth in this Agreement and/or the enforcement or preservation of the Indemnified Parties’ rights under this Agreement. Any amount payable to the Indemnified Parties under this Section shall (a) be deemed a demand obligation, (b) be part of the Obligations, (c) bear interest at the applicable interest rates specified in the Note, which shall be the Default Rate unless prohibited by Laws, until paid if not paid on demand, (d) be secured by the Instrument, and (e) be allowed and included as part of the Obligations in any foreclosure, decree for sale, power of sale, or other judgment or decree enforcing Lender’s rights under the Documents. As used herein, the term “on demand” shall have the same meaning as in the Instrument.

4. Recourse Obligations and Survivability. The obligations of Borrower under this Agreement shall be a full recourse obligation of Borrower. The obligations of Borrower under this Agreement shall survive (a) repayment of the Obligations, (b) any termination, satisfaction, assignment or foreclosure of the Instrument, (c) the acceptance by Lender (or any nominee) of a deed in lieu of foreclosure, (d) a plan of reorganization filed under the Bankruptcy Code, or (e) the exercise by the Lender of any rights hereunder or in the other Documents. Borrower’s obligations under this Agreement shall not be affected by the absence or unavailability of insurance covering the same or by the failure or refusal by any insurance carrier to perform any obligation under any applicable insurance policy.

5. Unimpaired Liability. The liability of Borrower under this Agreement shall in no way be limited or impaired by, and Borrower consents to and agrees to be bound by, any amendment or modification of the provisions of the Documents (other than this Agreement) by Borrower or any successor-in-interest to Borrower. In addition, the liability of Borrower shall in no way be limited or impaired by (a) any extension(s) of time for performance required under the Documents, (b) the accuracy or inaccuracy of the representations and warranties made by any Borrower under the Documents, (c) the release of Borrower or person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Documents (other than this Agreement) by operation of law, Lender’s voluntary act, or otherwise, (d) the release or substitution in whole or in part of any security for the Note, or (e) Lender’s failure to record or file (or improper filing or recording of) any of the Documents or Lender’s failure to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in all such cases, whether with or without notice to Borrower and with or without consideration.

6. Enforcement. Lender may enforce the obligations of Borrower under this Agreement without first resorting to or exhausting any security or collateral or without first having recourse to the Documents or any of the Property, through foreclosure proceedings or otherwise; provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note or exercising any other rights or remedies in the Documents. This Agreement is not collateral or security for the debt of Borrower pursuant to the Loan, unless Lender expressly elects in writing to make this Agreement additional collateral or security for the debt of Borrower pursuant to the Loan. It is not necessary for an Event of Default to have occurred under the Documents for Lender to exercise its rights under this Agreement.

7. Waivers and Delays. To the fullest extent Borrower may do so under Laws, Borrower agrees as follows:

(a) No failure, refusal, waiver, or delay by Lender to exercise any rights under this Agreement or the Documents upon any default or Event of Default shall impair Lender’s rights or be construed as a waiver of, or acquiescence to, such or any subsequent default or Event of Default. No recovery of any judgment by Lender and no levy of an execution upon the Property or any other property of Borrower shall affect the lien and security interest created by the Instrument, and such liens, rights, powers, and remedies shall be impaired only to the extent of such judgment or levy. Lender may resort to any security given by the Instrument or any other security now given or hereafter existing to secure the Obligations, in whole or in part, in such portions and in such order as Lender may deem advisable, and no such action shall be construed as a waiver of any of the liens, rights, or benefits granted hereunder. Acceptance of any payment after any Event of Default shall not be deemed a waiver or a cure of such Event of Default and such acceptance shall be deemed an acceptance on account only. If Lender has started enforcement of any right by foreclosure, sale, entry, or otherwise, and such proceeding shall be discontinued, abandoned, or determined adversely for any reason, then Borrower and Lender shall be restored to their former positions and rights under the Documents with respect to the Property, subject to the lien and security interest of the Instrument.

(b) Borrower waives and relinquishes all rights and remedies under Laws for the benefit of Borrower or guarantors except any rights of subrogation which any Borrower may have; provided, however, that the indemnity in this Agreement is not (i) contingent upon the existence of any such rights of subrogation or (ii) subject to any claims or defenses which may be asserted in connection with the enforcement of such subrogation rights including any claim that such rights were abrogated by any acts of Lender. No delay by Lender in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

8. Subrogation. Borrower shall take all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from persons responsible for the presence of any Hazardous Materials affecting the Property or otherwise obligated by Laws to bear the cost. Lender shall be subrogated to all of Borrower’s present and future rights in such claims.

9. Notice of Legal Actions. Borrower shall, within seven (7) days of receipt, give written notice to Lender of (a) any notice, advice or other communication from any governmental entity or any source with respect to Hazardous Materials affecting the Property and (b) any legal action brought against such party or related to the Property, with respect to which any Borrower may have liability under this Agreement.

10. Notices. All notices or other written communications under this Agreement shall be given in accordance with and governed by Section 9.02 of the Instrument.

11. Applicable Law. Borrower agrees that the provisions of Section 9.04 of the Instrument shall apply to this Agreement.

12. No Third-party Beneficiary. The terms of this Agreement are for the sole and exclusive protection and use of the Indemnified Parties. No other party shall be a third-party beneficiary under this Agreement, and no provision of this Agreement shall operate or inure to the use and benefit of any such third party. It is agreed that those persons included in the definition of Indemnified Parties are not excluded third-party beneficiaries.

13. Intentionally Omitted.

14. JURISDICTION. WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDINGS ARISING OUT OF OR RELATING TO THE LOAN, THE DOCUMENTS, THE PROPERTY OR THE RELATIONSHIP OF LENDER AND BORROWER HEREUNDER (“PROCEEDINGS”) EACH PARTY IRREVOCABLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND THE UNITED STATES DISTRICT COURTS LOCATED IN THE STATE OF CALIFORNIA, (B) AGREES THAT THE EXCLUSIVE VENUE FOR JUDICIAL REFERENCE PROCEEDINGS PURSUANT TO SECTION 15(b) BELOW SHALL BE THE CITY AND COUNTY OF LOS ANGELES, AND (C) WAIVES ANY OBJECTION WHICH IT MAY HAVE AT ANY TIME TO THE LAYING OF VENUE OF ANY PROCEEDINGS BROUGHT IN ANY SUCH COURT, WAIVES ANY CLAIM THAT SUCH PROCEEDINGS HAVE BEEN BROUGHT IN AN INCONVENIENT FORUM AND FURTHER WAIVES THE RIGHT TO OBJECT, WITH RESPECT TO SUCH PROCEEDINGS, THAT SUCH COURT DOES NOT HAVE JURISDICTION OVER SUCH PARTY. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING, FULL REPAYMENT OR ANY EARLIER TERMINATION, OF THE LOAN OR ANY LOAN DOCUMENT.

15. Resolution of Disputes.

(a) WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HEREBY AGREES TO, AND DOES, WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THE LOAN, ANY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THE LOAN, THE DOCUMENTS, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF ANY OF THE DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES (EACH A “DISPUTE”, AND COLLECTIVELY, ANY OR ALL, THE “DISPUTES”) OF ANY KIND WHATSOEVER THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THE LOAN, ANY DOCUMENT OR ANY OTHER DOCUMENT OR INSTRUMENT BETWEEN THE PARTIES RELATING TO THE LOAN, THE DOCUMENTS, THE PROPERTY OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF ANY OF THE DOCUMENTS, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, ANTITRUST CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON-LAW OR STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTERING INTO THIS AGREEMENT AND ALL OTHER AGREEMENTS AND INSTRUMENTS PROVIDED FOR HEREIN, AND THAT EACH WILL CONTINUE TO BE BOUND BY AND RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH LEGAL COUNSEL OF ITS OWN CHOOSING, OR HAS HAD AN OPPORTUNITY TO DO SO, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS HAVING HAD THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR DOCUMENT ENTERED INTO BETWEEN THE PARTIES IN CONNECTION WITH THIS AGREEMENT OR ANY DOCUMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT WITHOUT A JURY.

LENDER’S INITIAL:      BORROWER’S INITIAL:

(b) Consent to Judicial Reference. If and to the extent that Section 15(a) immediately above is determined by a court of competent jurisdiction to be unenforceable or is otherwise not applied by any such court, each of the parties to this Agreement hereby consents and agrees that (a) any and all Disputes shall be heard by a referee in accordance with the general reference provisions of California Code of Civil Procedure Section 638, sitting without a jury in the City and County of Los Angeles, California, (b) such referee shall hear and determine all of the issues in any Dispute (whether of fact or of law), including issues pertaining to a “provisional remedy” as defined in California Code of Civil Procedure Section 1281.8, including without limitation, entering restraining orders, entering temporary restraining orders, issuing temporary and permanent injunctions and appointing receivers, and shall report a statement of decision, provided that, if during the course of any Dispute any party desires to seek such a “provisional remedy” but a referee has not been appointed, or is otherwise unavailable to hear the request for such provisional remedy, then such party may apply to the Los Angeles Superior Court for such provisional relief, and (c) pursuant to California Code of Civil Procedure Section 644, judgment may be entered upon the decision of such referee in the same manner as if the Dispute had been tried directly by a court. The parties shall use their respective commercially reasonable and good faith efforts to agree upon and select such referee, provided that such referee must be a retired California state or federal judge, and further provided that if the parties cannot agree upon a referee, the referee shall be appointed by the Presiding Judge of the Los Angeles Superior Court. Each party hereto acknowledges that this consent and agreement is a material inducement to enter into this Agreement, the Documents and all other agreements and instruments provided for herein or therein, and that each will continue to be bound by and to rely on this consent and agreement in their related future dealings. The parties shall share the cost of the referee and reference proceedings equally; provided that, the referee may award attorneys’ fees and reimbursement of the referee and reference proceeding fees and costs to the prevailing party, whereupon all referee and reference proceeding fees and charges will be payable by the non-prevailing party (as so determined by the referee). Each party hereto further warrants and represents that it has reviewed this consent and agreement with legal counsel of its own choosing, or has had an opportunity to do so, and that it knowingly and voluntarily gives this consent and enters into this Agreement having had the opportunity to consult with legal counsel. This consent and agreement is irrevocable, meaning that it may not be modified either orally or in writing, and this consent and agreement shall apply to any subsequent amendments, renewals, supplements, or modifications to this Agreement or any other agreement or document entered into between the parties in connection with this Agreement. In the event of litigation, this Agreement may be filed as evidence of either or both parties’ consent and agreement to have any and all Disputes heard and determined by a referee under California Code of Civil Procedure Section 638. Notwithstanding anything to the contrary contained herein, the parties acknowledge and agree that this provision shall have no application to any non-judicial foreclosure of all or any portion of the Property whether pursuant to the provisions of the Documents or applicable law.

Lender’s Initial:      Borrower’s Initial:

(c) Not Applicable to Non-Judicial Foreclosures/Realization on Collateral. Notwithstanding anything to the contrary contained in Section 15, the parties hereto understand, acknowledge and agree that (i) the provisions of Section 15(b) shall have no application to any non-judicial foreclosure and/or private (i.e.,non-judicial) sale under the California Commercial Code as to all or any portion of the Property whether pursuant to the provisions of the Documents or applicable law; provided, however, in the event Borrower contests the same, then the provisions of Section 15(b) shall apply to any Dispute arising therefrom (but not the non-judicial foreclosure proceeding, which may remain pending), and (ii) the provisions of Section 15(b) shall not be deemed to be a waiver by, or a limitation upon, the rights of Lender to proceed with a non-judicial foreclosure or private sale under said Commercial Code as a permitted remedy hereunder or under applicable law.

16. California Local Law Provisions.

(a) Borrower hereby agrees that this Agreement constitutes a written consent to waiver of trial by jury pursuant to the provisions of California Code of Civil Procedure Section 631 and Borrower does hereby constitute and appoint Lender its true and lawful attorney-in-fact, which appointment is coupled with an interest, and Borrower does hereby authorize and empower Lender, in the name, place and stead of Borrower, to file this Agreement with the clerk or judge of any court of competent jurisdiction as statutory written consent to waiver of trial by jury.

(b) Without limiting any of the remedies provided in the Documents, Borrower acknowledges and agrees that the provisions of this Agreement are environmental provisions, as that term is defined in Section 736(f)(2) of the California Code of Civil Procedure, made by the Borrower relating to the real property security, and that Borrower’s failure to comply with the terms of this Agreement is a breach of contract such that Lender shall have the remedies provided under Section 736 of the California Code of Civil Procedure (“Section 736”) for the recovery of damages and for the enforcement thereof. Pursuant to Section 736, Lender’s action for recovery of damages or enforcement of this Agreement shall not constitute an action within the meaning of Section 726(a) of the California Code of Civil Procedure or constitute a money judgment for a deficiency or a deficiency or a deficiency judgment within the meaning of Sections 580a, 580b, or 726(b) of the California Code of Civil Procedure. Borrower agrees that Lender will have the same right, power and authority to enter and inspect the Property as is granted to the secured lender under Section 2929.5 of the California Civil Code, and that Lender will have the right to appoint a receiver to enforce this right to enter and inspect the Property to the extent such authority is provided under California law, including, without limitation, the authority given to the secured lender under Section 564(c) of the California Code of Civil Procedure.

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[signature page to environmental indemnity]

IN WITNESS WHEREOF, Borrower has duly executed this Agreement as of the date first above written.

BORROWER:

HINES REIT ONE WILSHIRE LP, a Delaware limited partnership

By: Hines REIT One Wilshire GP LLC, a Delaware limited liability company, its sole general partner

By: Name: Its:

EXHIBIT A

Legal Description

PARCEL 1:

ALL THAT PARCEL OF LAND LOCATED IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, COMPRISING (1) LOT “A” OF TRACT NO. 1523, AS PER MAP RECORDED IN BOOK 20 PAGE 13 OF MAPS, (2) LOT “A” OF TRACT NO. 10427, AS PER MAP RECORDED IN BOOK 158 PAGE 39 OF MAPS, AND (3) PORTIONS OF THE SUBDIVISION OF LOTS 4, 5, 9 AND 10 OF BLOCK 20 OF ORD’S SURVEY, AS PER MAP RECORDED IN BOOK 3 PAGE 43 OF MISCELLANEOUS RECORDS, ALL IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND BEING MORE PARTICULARLY BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHEAST LINE OF GRAND AVENUE, 80 FEET WIDE, WITH THE SOUTHWEST LINE OF TRACT NO. 667, AS PER MAP RECORDED IN BOOK 17 PAGES 30 AND 31 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID POINT OF BEGINNING BEING SOUTH 37 DEGREES 16’ 25” WEST ALONG SAID SOUTHEAST LINE OF GRAND AVENUE, 125.56 FEET FROM THE SOUTHWEST LINE OF SIXTH STREET, 70 FEET WIDE; THENCE SOUTH 52 DEGREES 10’ 05” EAST ALONG SAID SOUTHWEST LINE OF TRACT NO. 667, 112.00 FEET TO THE MOST SOUTHERLY CORNER OF SAID TRACT NO. 667; THENCE NORTH 37 DEGREES 33’ 55” EAST ALONG THE SOUTHEAST LINE OF SAID TRACT NO. 667, 0.33 FEET TO A POINT IN THE SOUTHWEST LINE OF LOT “C” OF SAID SUBDIVISION OF LOTS 4, 5, 9 AND 10 IN BLOCK 20 OF ORD’S SURVEY; THENCE SOUTH 52 DEGREES 06’ 05” EAST ALONG THE NORTHWEST LINES OF LOTS “C” AND “D” OF SAID SUBDIVISION OF BLOCK 20 OF ORD’S SURVEY, 56.04 FEET TO THE BISECTING CENTER LINE OF SAID BLOCK 20 OR ORD’S SURVEY, ALSO KNOWN AS THE DIVISION LINE BETWEEN PARCEL 1 AND 2 ON THE MAP ATTACHED TO THE QUITCLAIM DEED, RECORDED IN BOOK 6753 PAGE 384, OFFICIAL RECORDS; THENCE SOUTH 37 DEGREES 35’ 05” WEST ALONG SAID BISECTING CENTER LINE, 55.88 FEET TO THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWEST LINE OF LOT “H” OF SAID SUBDIVISION OF BLOCK 20 OF ORD’S SURVEY; THENCE SOUTH 52 DEGREES 05’ 00” EAST ALONG THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWEST LINE OF LOT “H” OF SAID SUBDIVISION OF BLOCK 20 OF ORD’S SURVEY, 1.01 FEET TO THE MOST EASTERLY CORNER OF LOT “A” OF SAID TRACT NO. 10427; THENCE ALONG THE SOUTHEASTERLY LINE OF LOT “A” OF SAID TRACT NO. 10427 AND ALONG THE SOUTHEASTERLY LINE OF LOT “A” OF SAID TRACT NO. 1523, AS FOLLOWS:

SOUTH 35 DEGREES 26’ 00” WEST 2.32 FEET, SOUTH 36 DEGREES 17’ 55” WEST 54.94 FEET AND SOUTH 37 DEGREES 54’ 00” WEST 145.63 FEET TO THE MOST SOUTHERLY CORNER OF LOT “A” OF SAID TRACT NO. 1523; THENCE NORTH 51 DEGREES 55’ 00” WEST ALONG THE SOUTHWEST BOUNDARY OF SAID LOT “A” OF TRACT NO. 1523, 168.18 FEET TO THE MOST WESTERLY CORNER OF SAID LOT “A”; THENCE NORTH 37 DEGREES 16’ 25” EAST ALONG THE NORTHWEST BOUNDARIES OF LOT “A” OF TRACT NO. 1523, LOT “A” OF TRACT NO. 10427, AND SAID SUBDIVISION OF LOTS 4, 5, 9 AND 10 OF BLOCK 20 OF SAID ORD’S SURVEY, SAID NORTHWEST BOUNDARIES ALSO BEING THE SOUTHEAST LINE OF GRAND AVENUE; 257.73 FEET TO THE POINT OR PLACE OF BEGINNING.

ASSESSOR’S PARCEL NO. 5144-004-014

PARCEL 2:

THE SOUTHERLY 96 FEET OF LOT 7 OF BLOCK 20 OF ORD’S SURVEY, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 53 PAGE 66 ET SEQ., OF MISCELLANEOUS RECORDS, SAID LOT BEING ALSO KNOWN AS LOT A OF TRACT NO. 811, RECORDED IN BOOK 16 PAGE 81 OF MAPS.

ASSESSOR’S PARCEL NO. 5144-004-029

PARCEL 3:

THAT PORTION OF GRAND AVENUE, 80 FEET WIDE, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP OF TRACT NO. 1523, RECORDED IN BOOK 20, PAGE 13 OF MAPS, RECORDS OF SAID COUNTY, WITHIN A 3 FOOT WIDE STRIP OF LAND, THE CENTERLINE OF SAID STRIP LYING PARALLEL WITH AND 55 FEET NORTHEASTERLY, MEASURED AT RIGHT ANGLES, FROM THE CENTERLINE OF WILSHIRE BOULEVARD, 80 FEET WIDE, PER FIELD BOOK 14609-17 ON FILE IN THE OFFICE OF THE CITY ENGINEER.

SAID STRIP SHALL BE EXTENDED OR SHORTENED TO TERMINATE SOUTHEASTERLY IN THE SOUTHEASTERLY RIGHT-OF-WAY LINE AND NORTHWESTERLY IN THE NORTHWESTERLY RIGHT-OF-WAY LINE OF SAID GRAND AVENUE.

PARCELS 1, 2, AND 3 ABOVE BEING THE SAME PROPERTY AS DESCRIBED ERRONEOUSLY IN THE DEED TO HINES REIT ONE WILSHIRE LP, A DELAWARE LIMITED PARTNERSHIP RECORDED AUGUST 3, 2007 AS INSTRUMENT NO. 20071838119.